SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549


                                              FORM 8-K

                                           CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of
                                the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)  December 22, 1993


                 HRE Properties
                 (Exact name of registrant as specified in its charter)



                 Massachusetts
                 (State or other jurisdiction of incorporation)


       1-6309                                            04-2458402
       (Commission File Number)             (IRS Employer Identification No.)



        321 Railroad Avenue, Greenwich, Connecticut           06830
        (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code     203/863-8200


         530 Fifth Avenue, New York, New York
         (Former name or former address, if changed since last report)






ITEM 2               Acquisition or Disposition of Assets

          On December 22, 1993, the Registrant purchased the Townline Square Shopping Center ("Property") from The Aetna Life Insurance
Company ("Seller"). The purchase price was $25,000,000 exclusive of the closing costs, fees and other expenses of approximately
$ 150,000.

          The Property was acquired pursuant to a Purchase and Sale Agreement dated December 22, 1993 by and between The Aetna Life
Insurance Company and the Registrant. There is no relationship between any Trustee or Officer of the Registrant and Seller.

          Registrant funded the purchase with cash of $10,000,000 including $5,000,000 borrowed under one of the Registrant's bank lines of credit, and through a first mortgage loan of $15,000,000 from the Seller. The mortgage note bears interest at 7.5% per annum, payable in monthly installments of interest only until November 1, 1995 and thereafter in monthly installments of principal and interest of $120,840. The scheduled maturity date is December 22, 1998, at which time the entire outstanding unpaid principal balance is due.


Material Factors Considered By the Registrant:

Market and Competition:

          Prior to acquiring the Property the Registrant considered general regional and local economic conditions and the Property's competitive posture within these markets.

          The Property acquired is located in New Haven County,
Connecticut, contains 295,915 square feet of rentable space and is situated on 29.2 acres of land. The Property contains approximately 20 tenants whose principal businesses are the sale of various retail products and merchandise.

          The Property was developed in 1989 and is located in a densely populated area on Route 5 in the town of Meriden, County of New
Haven, Connecticut. Meriden is a white-collar, bedroom community with a population of approximately 101,000. The primary competitive market, includes the towns of Meriden and Wallingford, Connecticut. There are two competing shopping centers within a two-mile radius of the Property and eight shopping centers within a three-mile radius. There is a vacancy rate in the direct competing area of approximately 15% of leasable area.


Tenants:
    Tenants comprising more than 10% of the rentable square footage of the Property are: Bradlee's, a national chain of discount department stores, occupying 85,900 square feet of rentable space; The Wiz, a regional chain of electronic and audio equipment stores, occupying 50,000 square feet of rentable space and; ShopRite, a regional supermarket chain, occupying 45,000 square feet of rentable space. The Property is currently 95% occupied.

    All of the leases with tenants are for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses, including insurance, of the property. The average effective annual rental rate per square foot at the date of acquisition was $9.21.

    The following is a schedule of lease expirations of the Property by year:

                   Number of
                   Tenants                                       Minimum
                   whose leases           Total Square           Annual                 Per-
    Year           Expire                 Footage                Rentals                Centage

    1994           2                        2,580                $  53,760                2.0%
    1995           3                        9,885                  176,955                6.5
    1996           1                        2,700                   43,200                1.6
    1997           1                        2,842                   30,012                1.1
    1998           1                        3,889                   35,000                1.3
    1999           3                       22,560                  303,765               11.1
    2000           1                        9,000                  135,000                5.0
    2001           -                          --                       --                 --
    2002           1                        2,543                   18,894                0.7
    2003           2                        3,115                   31,464                1.1
    Thereafter     5                      222,020                1,896,486               69.6
                                          281,134               $2,724,536              100.0
    Vacant                                 14,781
                                          295,915

Building and Capital Improvements:
    The federal tax basis of the Property (including land) is $25,000,000. The building component will be depreciated over its estimated useful life (40.0 years) on a straight line basis. The Registrant anticipates spending an additional $200,000 in the next twelve months for tenant improvements, leasing costs and property improvements.

Property Taxes:
    The estimated annual realty taxes of the Property are $350,000.

Property Management:
    The Registrant expects to manage the Property directly.

    After reasonable inquiry, the Registrant is not aware of any material factors relating to the Property, other than those set forth above, that would cause the reported financial information not to be necessarily indicative of future operating results.

Item  7   Financial Statements, Pro Forma Financial Information and
          Exhibits

                     (a)  Financial Statements
                     (b)  Pro Forma Financial Information
                     (c)  Exhibits

                     Purchase and Sale Agreement between Registrant and The Aetna Life Insurance Company, dated December 22, 1993, is hereby incorporated by reference from the Registrant's Form 10-K dated January 26, 1995.

                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRE PROPERTIES
(Registrant)

Date  August 11, 1995

                                                By \s\ Charles J. Urstadt
                                                       Charles J. Urstadt
                                                       President and Chief
                                                       Executive Officer



                                        TOWNLINE SQUARE SHOPPING CENTER
                                                  HRE PROPERTIES
                                                 TABLE OF CONTENTS

Item 7 Financial Statements, Pro Forma Financial Information
(a) Financial Statements                                        Page

Independent Auditors' Report .....................................6

Statement of Revenue and Certain Expenses of Townline Square
 Shopping Center For the Year Ended December 31, 1993.............7

Note to Statement of Revenues and Certain Expenses of
 Townline Square Shopping Center
   For the Year Ended December 31, 1993...........................8

 Pro Forma Estimate of Taxable Income and Funds
   Generated From Townline Square Shopping Center
     For the Year Ended December 31, 1993 (Unaudited).............9

 Notes and Management's Assumptions to Pro Forma
   Estimate of Taxable Income and Funds Generated
     From Townline Square Shopping Center
      For the Year Ended December 31, 1993 (Unaudited)...........10

(b) Pro Forma Financial Information

 Pro Forma Consolidated Balance Sheet
   as of October 31, 1993 (Unaudited)............................12

 Pro Forma Consolidated Statement of Income
   For the Year Ended October 31, 1993 (Unaudited)...............13

 Notes and Management's Assumptions to Pro Forma
   Consolidated Financial Statements
    For the Year Ended October 31, 1993 (Unaudited)..............14

 Pro Forma Consolidated Statement of Income
   For the Three Months Ended January 31, 1994 (Unaudited).......16

 Notes and Management's Assumptions to Pro Forma
   Consolidated Statement of Income
    For the Three Months Ended January 31, 1994 (Unaudited)......17




                        REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders of HRE Properties:

We have audited the accompanying statement of revenues and certain expenses of Townline Square Shopping Center ("Townline Square") for the year ended December 31, 1993. This financial statement is the responsibility of Townline Square's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Townline Square's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Townline Square for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


                                                  ARTHUR ANDERSEN LLP



New York, New York
July 19, 1995



                                   TOWNLINE SQUARE SHOPPING CENTER
                         STATEMENT OF REVENUES AND CERTAIN EXPENSES (Note 1)
                                  FOR THE YEAR ENDED DECEMBER 31, 1993




REVENUES:
        Rental income                                         $ 3,453,809


CERTAIN EXPENSES:
        Real estate taxes                                         301,840
        Repairs and maintenance                                   178,152
        Property management and administration                    185,591
        Insurance                                                  31,467
        Utilities                                                  87,638

        Total Certain Expenses                                    784,688

REVENUES IN EXCESS OF CERTAIN EXPENSES                        $ 2,669,121




The accompanying note is an integral part of this statement.




                                   TOWNLINE SQUARE SHOPPING CENTER
                        NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                 FOR THE YEAR ENDED DECEMBER 31, 1993




1.      BASIS OF PRESENTATION:

The accompanying statement of revenues and certain expenses (the "financial statement") reflects the operations of Townline Square Shopping Center (the "Property"), a 295,915 square foot retail property located in Meriden, Connecticut. The Property was acquired by HRE Properties (the "Trust") from an unaffiliated party on December 22, 1993.

The accompanying financial statement was prepared in accordance with certain rules and regulations of the Securities and Exchange Commission and excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to those rules and regulations, although the Trust believes that the disclosures made are adequate to make the information presented not misleading.





                                 PRO FORMA ESTIMATE OF TAXABLE
                                   INCOME AND FUNDS GENERATED
                            FROM THE TOWNLINE SQUARE SHOPPING CENTER
                               FOR THE YEAR ENDED DECEMBER 31, 1993
                                          (UNAUDITED)


The following presents unaudited proforma estimates of taxable income and funds generated from the Townline Square Shopping Center for the year ended December 31, 1993. These estimates do not purport to represent actual or expected results of operations of the shopping center for any period in the future. The estimates were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.


REVENUES:
        Rental income                                       $ 3,453,809


CERTAIN EXPENSES:
        Real estate taxes                                       301,840
        Repairs and maintenance                                 178,152
        Property management and administration                  185,591
        Insurance                                                31,467
        Utilities                                                87,638

        Total Certain Expenses                                  784,688

REVENUES IN EXCESS OF CERTAIN EXPENSES                        2,669,121

Pro Forma Adjustments:

Less:
        Depreciation                                            500,000
        Mortgage interest                                     1,125,000
        Line of Credit Interest                                 350,000
                                                              1,975,000

        Pro Forma Estimate of Taxable Income                    694,121

Add:
        Depreciation                                            500,000

        Pro Forma Estimate of Funds Generated                $1,194,121


 The accompanying notes and management's assumptions are an integral part of this statement.




                                   NOTES AND MANAGEMENT'S ASSUMPTIONS
                              TO PRO FORMA ESTIMATE OF TAXABLE INCOME AND
                                       FUNDS GENERATED FROM THE
                                     TOWNLINE SQUARE SHOPPING CENTER
                          FOR THE YEAR ENDED DECEMBER 31, 1993 (UNAUDITED)





1. The historical operating income of Townline Square Shopping Center ("the Property") is derived from the Statement of Revenues and Certain Expenses of Townline Square Shopping Center for the year ended December 31, 1993 contained elsewhere in this filing. The Property was purchased by the Registrant on December 22, 1993.

2. The computation of depreciation is based upon the cost of the Property's building and improvements ($20,000,000) depreciated on a straight-line basis over a 40-year useful life.

3. Mortgage interest is applicable to the mortgage note payable of $15,000,000 computed at 7.5% per annum as if the mortgage loan had been outstanding for the entire period. The mortgage loan is payable with interest only for two years and thereafter in monthly installments of principal and interest of $120,840. The outstanding unpaid principal balance is due on December 31, 1998.

4. Line of credit interest is applicable to short-term borrowings of $5,000,000. Interest is computed at prime +1% (weighted average interest of 7% during the period). The short-term borrowings were used to supplement the financing of the acquisition of the Property.

5.   The Registrant qualifies as a real estate investment trust
(REIT) under the Internal Revenue Code.  Accordingly, the
Registrant will not be subject to federal income tax so long as it continues to qualify as a real estate investment trust and distributes substantially all of its federal taxable income.



Item 7(b)  PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of October 31, 1993, and the Pro Forma Consolidated Statement of Income for the year ended October 31, 1993, and three months ended January 31, 1994 have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical financial statements of HRE Properties and should be read in conjunction with the notes and management's assumptions thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the acquisition transaction occurred on October 31, 1993. The pro forma consolidated statements of income for the year ended October 31, 1993 and for the three months ended January 31, 1994 were prepared assuming the transaction occurred on the first day of the period presented. The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the acquisition transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position and results of operations for future periods.




  HRE PROPERTIES
  PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
  (In thousands, except share data)


                                                                                        October 31, 1993


ASSETS                                                                   HRE             Pro forma          HRE
                                                                    Historical         Adjustments       Pro forma
Real Estate Investments:
    Properties owned  at cost, net of accumulated
     depreciation and recoveries                                    $  99,279         $  25,150   (a)     $124,429
    Investment in unconsolidated joint venture                            250                                  250
    Mortgage notes receivable                                           8,917                                8,917
                                                                      108,446                              133,596

Cash and cash equivalents                                               7,061            (5,150)  (b)        1,911
Interest and rent receivable                                            1,304                                1,304
Deferred charges, net of accumulated amortization                       1,796                                1,796
Other assets                                                              723                                  723

                                                                    $ 119,330                             $139,330

LIABILITIES AND SHAREHOLDERS EQUITY

  Liabilities:
    Bank loan                                                       $                 $   5,000   (a)     $  5,000
    Mortgage notes payable                                             24,227            15,000   (a)       39,227
    Accounts payable and accrued expenses                                 847                                  847
    Deferred trustees fees                                                602                                  602
    Other liabilities                                                     958                                  958
                                                                       26,634                               46,634
  Shareholders Equity:

    Preferred shares
    Common shares                                                     123,205                              123,205
    Less common shares held in treasury, at cost                       (2,861)                              (2,861)
    Distributions in excess of accumulated net income                 (27,648)                             (27,648)
                                                                       92,696                               92,696
                                                                    $ 119,330                            $ 139,330


  The accompanying notes and management's assumptions are an integral part of this statement.





HRE PROPERTIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(In thousands, except per share data)

                                                                                  Year Ended October 31, 1993
                                                                    HRE              Pro forma             HRE
                                                               Historical          Adjustments        Pro forma
Revenues:
    Operating leases                                             $13,763              $ 3,454   (a)    $17,217
    Financing leases                                               1,520                                 1,520
    Interest                                                       1,122                 (138)  (d)        984
    Interest from and equity in losses
     of unconsolidated joint venture                               ( 243)                              (   243
                                                                  16,162                                19,478

  Operating Expenses:
    Property expenses                                              6,311                  785   (a)      7,096
    Interest                                                       2,494                1,475   (b)      3,969
    Depreciation and amortization                                  4,363                  500   (c)      4,863
    General and administrative expenses                            1,723                                 1,723
    Trustees fees and expenses                                       294                                   294
    Write-down in carrying value of investments                    8,285                                 8,285

                                                                  23,470                                26,230

  Operating Loss Before Minority Interests                        (7,308)                               (6,752)

  Minority Interests in Results of Consolidated
   Joint Venture                                                      15                                    15
  Operating Loss                                                  (7,293)                               (6,737)

  Gain on Sale of Properties                                       2,330                                 2,330

  Net Loss                                                       $(4,963)                              $(4,407)

  Net Loss Per Common Share:

   Operating Loss                                                 $(1.38)                               $(1.27
    Gain on sale of properties                                       .44                                   .44
    Net Loss                                                       $(.94)                                $(.83

  Weighted Average Number of Common Shares Outstanding             5,296                                 5,296






  The accompanying notes and management's assumptions are an integral part of this statement.






                                               HRE PROPERTIES
                                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                                                TO PRO FORMA
                                     CONSOLIDATED FINANCIAL STATEMENTS
                             FOR THE YEAR ENDED OCTOBER 31, 1993 (UNAUDITED)


1.  BASIS OF PRESENTATION:

HRE Properties ("the Trust") acquired Townline Square Shopping Center ("the Property"), a 295,915 square foot retail property located in Meriden, Connecticut, for a total cost of $25,150,000, which included closing and other costs of approximately $150,000. The Trust acquired the Property subject to a $15,000,000 first mortgage loan obtained from the seller of the property.

The accompanying unaudited pro forma consolidated balance sheet is presented as if the acquisition transaction occurred on October 31, 1993.

The accompanying unaudited pro forma consolidated statement of income is presented as if the acquisition transaction had been made as of November 1, 1992.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Trust as of October 31, 1993. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition of the Property by the Trust have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual financial position of the Trust as of October 31, 1993, or what the actual results of operations of the Trust would have been assuming the acquisition of the Property had been completed as of November 1, 1992, nor are they necessarily indicative of the results of operations for future periods.


2.  ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

(a) To reflect the pro forma acquisition of the Property for approximately $25,150,000, the related $15,000,000 mortgage note payable and $5,000,000 of short-term borrowings as if the Property was purchased on October 31, 1993.

(b) To reflect pro forma cash and cash equivalents as if the cash investment in the Property had been made as of October 31, 1993.




                                          HRE PROPERTIES
                                NOTES AND MANAGEMENT'S ASSUMPTIONS
                                           TO PRO FORMA
                                  CONSOLIDATED FINANCIAL STATEMENTS
                              FOR THE YEAR ENDED OCTOBER 31, 1993 (UNAUDITED)
                                             (CONTINUED)






3.  ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) To reflect rental income and operating expenses as reported by the Property for the period November 1, 1992 to October 31, 1993.

(b) To reflect interest expense of: i) $1,125,000 related to the $15,000,000 mortgage note payable at 7.5% per annum for the acquisition of the Property as if the mortgage note has been outstanding for the entire period, and ii) $350,000 related to short-term borrowings of $5,000,000 with interest at prime +1%, (weighted average interest rate during the period was 7%). The short-term borrowings were drawn from one of the Trust's bank lines of credit for the acquisition of the Property and such borrowings are assumed to be outstanding for the entire period.

(c) To reflect depreciation expense for the Property's building and improvements computed on a straight-line basis over a 40-year useful life using a cost basis of $20,000,000 as if the Property was purchased on November 1, 1992.

(d) To reflect a reduction in interest income as if the cash investment ($5,150,000) had been made at the beginning of the period, using an interest rate of 2.676% which was HRE's actual yield for the fiscal year ended October 31, 1993.





HRE PROPERTIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(In thousands, except per share data)

                                                                            Three Months Ended January 31, 1994

                                                                                        Pro forma
                                                                  Historical          Adjustments        Pro forma
Revenues:
    Operating leases                                                 $3,740              $   529  (a)    $  4,269
    Financing leases                                                    360                                   360
    Interest                                                            262                 (20)  (d)         242

                                                                      4,362                                 4,871

  Operating Expenses:
    Property expenses                                                 1,702                  118  (a)       1,820
    Interest                                                            754                  203  (b)         957
    Depreciation and amortization                                       927                   71  (c)         998
    General and administrative expenses                                 397                                   397
    Trustees fees and expenses                                           36                                    36

                                                                      3,816                                 4,208


  Net Income                                                        $   546                                $  663

  Net Income Per Common Share:

    Net Income                                                        $ .10                                  $.12

  Weighted Average Number of Common Shares Outstanding                5,320                                 5,320






  The accompanying note is an integral part of this statement.


















                                              HRE PROPERTIES
                           NOTES AND MANAGEMENT'S ASSUMPTIONS TO PRO FORMA
                                     CONSOLIDATED STATEMENT OF INCOME
                                        FOR THE THREE MONTHS ENDED
                                                JANUARY 31, 1994
                                                    (UNAUDITED)



1.    BASIS OF PRESENTATION:

The accompanying unaudited pro forma consolidated statement of income is presented as if the Trust's acquisition of Townline Square
Shopping Center had been made as of November 1, 1992.

The pro forma financial statement should be read in conjunction with the historical financial statements and notes thereto of the Registrant as of January 31, 1994. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition of the Property by the Registrant have been made.

The unaudited pro forma financial statement is not necessarily indicative of what the actual results of operations of the Registrant would have been assuming the acquisition of the Property had been completed as of November 1, 1992, nor are they necessarily indicative of the results of operations for future periods.

The unaudited pro forma consolidated balance sheet as of January 31, 1994 is not presented herein as such balance sheet has been filed as part of the Registrant's Form 10-Q report for the three month period ended January 31, 1994 and is hereby incorporated by reference.



2.    ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME


(a) To reflect rental income and operating expenses as reported by the Property as if the Trust owned the Property for the entire period
November 1, 1993 to January 31, 1994.

(b) To reflect an increase in interest expense of: i) $153,000 related to the $15,000,000 mortgage note payable at 7.5% and ii)
$50,000 related to short-term borrowings of $5,000,000 at prime +1% as if such mortgage note and short-term borrowings have been outstanding for the entire period.

(c) To reflect an increase in depreciation expense for the Property's building and improvements computed on a straight-line basis over a 40-year life using a cost basis of $20,000,000 as if the Property had been owned for the entire period.

(d) To reflect pro forma adjustments to interest income as if the cash investment ($5,150,000) had been made prior to this period, using an interest rate of 2.8%, which was the Registrant's actual yield for the three month period ended January 31, 1994.


